UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Wisconsin Avenue, 22nd Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02(b). Departure of Director
On March 16, 2025, Morris A. Davis notified AGNC Investment Corp. (the “Company”) of his immediate resignation and his decision not to stand for re-election to the Company’s Board of Directors at the annual meeting of stockholders to be held on April 17, 2025 (the “Annual Meeting”). Dr. Davis resigned from his position in connection with his appointment to the White House Council of Economic Advisers as the Chief Housing Economist. Dr. Davis’ decision to resign and not to stand for re-election is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In light of this decision, the Board decreased the size of the Board from nine to eight members, effective March 17, 2025, and therefore no other nominee for election at the Annual Meeting will be named in Dr. Davis’ place.

Item 5.02(e). Compensatory Arrangements of Certain Officers
On March 20, 2025, AGNC Mortgage Management, LLC (“AMM”) entered into an amended and restated employment agreement (the “Agreement”) with Christopher J. Kuehl pursuant to which he will serve as Senior Vice President, Head of Investment Research and Strategy. The Agreement revises the following terms from Mr. Kuehl’s prior employment agreement dated December 10, 2020, as amended.

Annual Cash Bonus: Mr. Kuehl will be eligible to receive an annual cash bonus having a target value of at least $1,350,000 for 2025 and for each calendar year thereafter. Payment of this bonus will be based in part on the achievement of specified annual performance measures set by the Compensation and Corporate Governance Committee of the Board (the “Compensation Committee”), and in part on his individual performance.

Annual Long-Term Incentive Award: Subject to award by the Compensation and Corporate Governance Committee, Mr. Kuehl is entitled to receive annual long-term incentive awards with respect to shares of common stock of the Company with a fair market value (at target on the date of the grant) of at least $675,000. 25% of these awards will vest based upon the achievement of specified performance metrics determined by the Compensation Committee measured over a three-year performance period. The remaining 75% of such awards will vest annually over a three-year period.

Qualified Retirement: If Mr. Kuehl’s employment terminates by reason of a Qualified Retirement, the unvested portion of any time-based long-term incentive awards and the performance-based incentive awards will (i) with respect to the time-based award, vest in full, and (ii) with respect to the performance-based award, vest on the same terms as though Mr. Kuehl had remained employed by AMM for the remainder of the vesting period applicable to such award, provided that he continues to comply with certain covenants contained in the agreement. However, vesting of any long-term incentive awards granted to Mr. Kuehl in the year of such termination will apply only to a pro rata portion of the awards based on the number of full calendar months Mr. Kuehl was employed in such year. In addition, Mr. Kuehl will also receive a pro-rata portion of his annual bonus based on the number of calendar days in which he was employed during the year based on actual Company performance during the year and performance by Mr. Kuehl of any individual subjective measures applicable to him at target. For a Qualified Retirement occurring prior to January 1, 2026, (i) Mr. Kuehl shall forfeit any long-term incentive awards granted in 2025 and (ii) the distribution of time-based long-term incentive awards shall occur on the original vesting schedule to the extent permitted by law. A “Qualified Retirement” will occur upon Mr. Kuehl’s voluntary resignation provided that he shall have (i) provided 30 days prior notice of his intention to resign, (ii) continued to perform his duties and complied with all his obligations under the Agreement, including any restrictive covenants, and (iii) provided transition services reasonably requested by AMM to facilitate the orderly transition of his roles and responsibilities to other personnel.

Severance: If Mr. Kuehl’s employment ends as a result of Termination without Cause or Termination for Good Reason, his severance payment will be reduced from 1.5x to 1.0x of his base salary and target bonus.

The remaining operative terms of Mr. Kuehl’s employment agreement, including base salary, payments upon a termination or separation of service, and restrictive covenants, are unchanged.

The description above is qualified in its entirety by reference to Mr. Kuehl’s Third Amended and Restated Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated March 20, 2025, by and between AGNC Mortgage Management, LLC and Christopher J. Kuehl
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: March 20, 2025	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Executive Vice President, Chief Compliance Officer, General Counsel and Secretary